UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2005

NEW WORLD BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-91432	02-0401674
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2019 SW 20th Street, Suite 109, Ft. Lauderdale, Florida	33315
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 713-0410

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On October 3, 2005, New World Brands, Inc. issued a press release announcing that the company shall be one of the suppliers of wine for Carnival Cruise Lines. The October 3, 2005 press release is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description of Document
99.1	October 3, 2005 press release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2005	NEW WORLD BRANDS, INC.

By:	/s/ Costas Ataliotis

Costas Ataliotis

Chief Executive Officer

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